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                                                                   Exhibit 10.40
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                                SCANSOURCE, INC.

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1.   Purpose. The purpose of the ScanSource, Inc. Non-Employee Director
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Stock Option Plan (the "Plan") is to advance the interests of ScanSource, Inc.
(the "Company") and its shareholders by encouraging ownership of the Company's common stock, no par value (the "Common Stock"), by non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

     2.   Administration. The Plan shall be administered by the Board of
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Directors of the Company. Subject to the provisions of the Plan, the Board of
Directors shall have the power to interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Board of Directors, which shall be final and binding. Nothwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Board of Directors shall have no discretion as to such matters.

     3.   Eligibility. Except as otherwise provided in this paragraph 3, options
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under the Plan shall be granted in accordance with paragraph 5 to each member of the Company's Board of Directors who is not an employee of the Company or any of its subsidiaries ("Outside Director"), provided that shares of the Company's Common Stock remain available for grant hereunder in accordance with paragraph
4. In the event that a new Outside Director is appointed by the Board of Directors to fill a directorship position, the new Outside Director shall not be eligible for an option grant pursuant to the Plan until elected as a director of the Company. A person to whom an option is granted under the Plan shall be referred to hereinafter as a "Grantee".

     4.   Shares Subject to Plan. The shares subject to the Plan shall be
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authorized but unissued or reacquired shares of the Company's Common Stock.
Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be one hundred thousand (100,000), and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of one-hundred thousand (100,000) authorized but unissued, or reacquired, shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

     5.   Terms and Conditions of Options. Options granted to a Grantee pursuant
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to the Plan shall be evidenced by a Stock Option Agreement in such form as shall comply with and be subject to the following terms and conditions:

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          (a)  Grant. As of the day following the annual meeting of the
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Company's shareholders ("Annual Meeting") at which the Plan is approved by the
Company's shareholders and the day following each subsequent Annual Meeting, each Outside Director who is serving in such capacity as of such date shall automatically and without further action by the Board of Directors be granted an option to purchase 5,000 shares of Common Stock, subject to adjustment pursuant to paragraph 6.

     If on the date following an Annual Meeting (and during the term of this Plan) there are not sufficient shares of Common Stock available under the Plan to grant each Outside Director an option to purchase the full amount of shares of Common Stock contemplated by the immediately preceding paragraph, then each Outside Director shall receive an option to purchase shares of Common Stock in an amount equal to the number of shares of Common Stock then available under the Plan divided by the number of Outside Directors as of the day following the applicable Annual Meeting. Fractional shares shall be ignored and not granted. If during the term of this Plan, additional shares of Common Stock become available for grant (e.g., because of the forfeiture or lapse of an option), each person who was an Outside Director on both the day following the Annual Meeting at which sufficient shares for full grants under the Plan were not available and the date the additional shares of Common Stock become available ("Continuing Outside Director") shall receive an additional option to purchase shares of Common Stock. The number of available shares shall be divided equally among the options granted to the Continuing Outside Directors. However, the aggregate number of shares of Common Stock subject to any Continuing Outside Director's new option and any prior option granted to the Continuing Outside Director on the day following the applicable Annual Meeting at which sufficient shares for full grants under the Plan were not available shall not exceed 5,000 shares of Common Stock (subject to adjustment pursuant to paragraph 6). If Outside Directors have not received the full amount of shares of Common Stock during two or more Annual Meetings, available options shall be granted beginning with the earliest Annual Meeting.

          (b)  Option Price. The option price for each option granted under the
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Plan shall be the Fair Market Value (as defined below) of the shares of Common
Stock subject to the option on the date of grant of the option. For purposes of the Plan, the "Fair Market Value" of the shares of Common Stock shall mean the closing "asked" price of the shares in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the Nasdaq Stock Market or other national quotation service. If the shares are listed on a national securities exchange, "Fair Market Value" means the closing price of the shares on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If there is no public market for the Common Stock, "Fair Market Value" means the value determined by the employee directors of the Board of Directors of the Company to be the fair market value of the Common Stock.

          (c)  Medium and Time of Payment. The option price shall be payable in
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full upon the exercise of an option in cash, by check, in shares of Common Stock already held by the Grantee, or any combination thereof. In the event that all or part of the option price is paid in shares of Common Stock, the value of such shares shall be equal to the Fair Market Value of such shares on the date of exercise of the option (determined as provided in paragraph 5(b) of the Plan), and the Grantee shall deliver to the Company a certificate or certificates representing such shares duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Board of Directors.

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          (d)  Term. Each option granted under the Plan shall, to the extent not
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previously exercised, terminate and expire on the date ten (10) years after the date of grant of the option, unless earlier terminated as provided hereinafter in paragraph 5(g).

          (e)  Exercisability. Beginning on the date six (6) months after the
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option is granted and continuing until the expiration or earlier termination of the option, the option may be exercised from time to time, in whole or in part.

          (f)  Method of Exercise. All options granted under the Plan shall be
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exercised by an irrevocable written notice directed to the Secretary of the
Company at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(c) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which options are exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in this Plan shall be construed to require the Company to register any shares of Common Stock underlying options granted under this Plan.

          (g)  Effect of Termination of Directorship or Death.
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               (i)  Termination of Directorship. Upon termination of the
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     directorship of any Grantee with the Company for any reason other than for cause, the option held by the Grantee under the Plan shall terminate one year following the date of the Grantee's termination or, if earlier, on the date of expiration of the option as provided by paragraph 5(d) of the Plan. If the Grantee exercises the option after termination of the Grantee's directorship, the Grantee may exercise the option only with respect to the shares which were otherwise exercisable on the termination date of the Grantee's directorship. Such exercise shall otherwise be subject to the terms and conditions of the Plan. If the Outside Director's membership on the Board of Directors is terminated for cause, all options granted to such Outside Director shall expire upon such termination.

               (ii) Death. In the event of the death of a Grantee, the Grantee's
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     personal representatives, heirs or legatees (the "Grantee's Successors")
     may exercise the options that were held by the Grantee on the date of the Grantee's death, to the extent then exercisable, upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such option within one year after the date of the Grantee's death and in any event prior to the date on which the option expires as provided by paragraph 5(e) of the Plan. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

          (h)  Nonassignability of Option Rights. No option shall be assignable
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or transferable by the Grantee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Title I of ERISA and the Internal Revenue Code of 1986. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

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          (i)  Rights as Shareholder. Neither the Grantee nor the Grantee's
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Successors shall have rights as a shareholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares.

          (j)  No Options in Certain Cases. No options shall be granted except
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within a period of ten (10) years after the effective date of the Plan.

     6.   Adjustments.
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          (a)  The number of shares of Common Stock included in any annual grant to a Grantee of an option under the Plan shall be reduced on a share for share basis (but not less than zero) by the number of shares of Common Stock included in any stock options or warrants otherwise granted to such Grantee with respect to such Grantee's service on any committee of the Board of Directors of the Company for the year as to which the annual grant under the Plan is being made. Any shares forfeited pursuant to this paragraph 6(a) shall remain available for succeeding annual grants of options under the Plan.

          (b) If any change is made in the stock subject to the Plan or the stock subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be automatically and appropriately adjusted, including the maximum number of shares subject to the Plan and the number of shares and the price per share of stock subject to outstanding options.

          (c)  In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash other otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan. If there is no surviving corporation, all outstanding options shall continue in full force and effect.

     7.   Effective Date and Termination of Plan.
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          (a)  Effective Date. The Plan shall become effective as of the day the
Plan is adopted by the shareholders of the Company.

          (b) Termination. The Plan shall terminate ten (10) years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

     8.   Application of Funds. The proceeds received by the Company from the
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sale of shares of Common Stock pursuant to options granted under the Plan may be used for general corporate purposes.

     9.   No Obligation to Exercise Option. The granting of an option shall
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impose no obligation upon the Grantee to accept such grant or to exercise such option.

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     10.  Amendment. The Board of Directors of the Company by majority vote may
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amend the Plan; provided, however, that without the approval of the shareholders of the Company, no such amendment shall change:

          (a) The maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

          (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

          (c)  The number of shares of Common Stock subject to each option; or

          (d)  The option price as provided under paragraph 5(b) of the Plan; or

          (e) The provisions of paragraph 3 of the Plan related to the determination of the Outside Directors to whom options may be granted.

     The provisions of the Plan determining (i) the persons eligible to receive grants of options, (ii) the timing of option grants, (iii) the number of shares subject to options, (iv) the exercise price of options, (v) the periods during which options are exercisable, and (vi) the dates on which options terminate, may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

     Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.

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                     SCANSOURCE, INC. NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

                       Date of Grant: _____________, _____

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by ScanSource, Inc., a South Carolina corporation ("ScanSource"), to ________________________ (the "Grantee"), who is a
non-employee director of ScanSource.

     WHEREAS, the Board of Directors of ScanSource (the "Board") has adopted, subject to shareholder approval, the ScanSource, Inc. Non-Employee Director Stock Option Plan (the "Plan"); and

     WHEREAS, the Plan provides for the automatic annual grant of stock options by ScanSource to non-employee directors of ScanSource to purchase shares of the common stock, no par value, of ScanSource (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, ScanSource considers the Grantee to be a person who is eligible for a grant of stock options under the Plan.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions hereinafter set forth, ScanSource hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 5,000 shares of Stock at a price of $_______ per share, being the fair market value per share of such Stock as determined pursuant to the Plan. Such option is hereinafter referred to as the "Option" and the shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The number of Option Shares subject to this Option may be adjusted pursuant to paragraph 6 of the Plan.

2. Exercise. Subject to such further limitations as are provided herein, six (6) months after the Date of Grant, the Option may be exercised from time to time, in whole or in part.

3. Termination of Option.

     (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall expire and become null and void after the expiration of ten (10) years from the Date of Grant, unless earlier terminated as provided herein (the "Expiration Date").

     (b) Upon the occurrence of the termination of Grantee's position as a director of ScanSource for any reason other than for cause, the Option shall terminate one (1) year following the date of such termination or, if earlier, on the date of expiration of the Option as provided by paragraph 3(a) hereof. If the Grantee exercises the Option after termination of the Grantee's directorship, the Grantee may exercise the Option only with respect to the Option Shares which were otherwise exercisable on the termination date of the Grantee's directorship. Such exercise shall otherwise be subject to the terms and conditions of the Plan. If the Grantee's membership on the Board of Directors is terminated for cause, all Options granted to Grantee shall expire upon such termination.

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     (c) In the event of the death of Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise the Options that were held by the Grantee on the date of the Grantee's death, to the extent then exercisable, upon proof satisfactory to ScanSource of their authority. The Grantee's Successors must exercise the Option within one (1) year after the date of the Grantee's death and in any event prior to the date on which the Option expires as provided by paragraph 3(a) hereof. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

4. Exercise of Options.

     (a) The option price shall be payable in full upon the exercise of an Option in cash (U.S. funds), by check, in shares of Stock already held by the Grantee, or any combination thereof. In the event that all or part of the option price is paid in shares of Stock, the value of such shares shall be equal to the Fair Market Value of such shares on the date of exercise of the option (determined as provided in paragraph 5(b) of the Plan), and the Grantee shall deliver to ScanSource a certificate or certificates representing such shares duly endorsed to ScanSource or accompanied by a duly-executed separate instrument of transfer satisfactory to the Board.

     (b) The Option shall be exercised by an irrevocable written notice directed to the Secretary of ScanSource at ScanSource's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 4(a) hereof and shall be accompanied by payment in full of the option price for the Option Shares for which the Option is being exercised. ScanSource shall make delivery of certificates representing the Option Shares for which the Option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires ScanSource to take any action with respect to the Option Shares for which the Option has been exercised before the issuance thereof, then the date of delivery of such Option Shares shall be extended for the period necessary to take such action. Certificates representing Option Shares for which the Option is exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in this Option shall be construed to require ScanSource to register any Option Shares granted under the Plan.

     (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by ScanSource.

5. No Rights as Shareholders. Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of ScanSource with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

6. Non-Transferability of Option. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, ScanSource may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

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7. Notice. Any notice to ScanSource provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 6 Logue Court, Suite G, Greenville, South Carolina 29615, or such other address as shall be provided to Grantee by ScanSource and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the records of ScanSource. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

8. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Board of Directors shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

9. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of South Carolina, except to the extent preempted by federal law, which shall to such extent govern.

     IN WITNESS WHEREOF, ScanSource has caused its duly authorized officer to execute this Stock Option Agreement, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                 SCANSOURCE, INC.

                                 By:
                                   Its:

                                 ACCEPTED AND AGREED TO:


                                 By:
                                    Grantee